Exhibit 99.1


          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Joseph M. Naughton, Chief Executive Officer and Chief Financial Officer, of Go Online Networks Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the amendment Annual Report on Form 10-KSB/A of the Company for the fiscal year ended December 31, 2001 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: September 9, 2002


                                                     /s/Joseph M. Naughton
                                                        Joseph M. Naughton
                                                        Chief Executive Officer,
                                                        Chief Financial Officer